UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Vita Coco Company, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The Vita Coco Company, Inc.

NOTICE & PROXY

STATEMENT

Annual Meeting of Stockholders

June 7, 2023

9:00 a.m. (Eastern Time)

THE VITA COCO COMPANY, INC.

250 PARK AVENUE SOUTH, 7TH FLOOR

NEW YORK, NEW YORK 10003

April 26, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of The Vita Coco Company, Inc. at 9:00 a.m. Eastern Time, on Wednesday, June 7, 2023. The Annual Meeting will be a completely virtual meeting conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describes the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the Proxy Statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to virtually attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Martin Roper

Chief Executive Officer

THE VITA COCO COMPANY, INC.

250 Park Avenue South, 7th Floor

New York, New York 10003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, JUNE 7, 2023

The Annual Meeting of Stockholders (the “Annual Meeting”) of The Vita Coco Company, Inc., a Delaware public benefit corporation (the “Company”), will be held at 9:00 a.m. Eastern Time on Wednesday, June 7, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COCO2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

1.

To elect Michael Kirban, John Leahy and Kenneth Sadowsky as Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

You are receiving this Proxy Statement because you were a shareholder of record of our common stock as of the close of business on April 10, 2023 and are entitled to notice and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Yolanda Goettsch, General Counsel and Secretary, at shareholders@thevitacococompany.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now online will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Yolanda Goettsch

Yolanda Goettsch

General Counsel and Secretary

New York, New York

April 26, 2023

THE VITA COCO COMPANY, INC.

250 Park Avenue South, 7th Floor

New York, New York 10003

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Vita Coco Company, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 7, 2023 at 9:00 a.m. Eastern Time (the “Annual Meeting”), and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COCO2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our common stock, $0.01 par value per share, as of the close of business on April 10, 2023 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. As of the Record Date, there were 56,210,132 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This Proxy Statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) will be provided on or about April 26, 2023 to our stockholders as of the Record Date.

In this Proxy Statement, “Vita Coco”, “Company”, “we”, “us”, and “our” refer to The Vita Coco Company, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 7, 2023

This Proxy Statement and our 2022 Annual Report to Stockholders are available at http://www.proxyvote.com/

Proposals

At the Annual Meeting, our stockholders will be asked:

1.

To elect Michael Kirban, John Leahy and Kenneth Sadowsky as Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors of the Company (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:

•	FOR the election of Michael Kirban, John Leahy and Kenneth Sadowsky as Class II Directors; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this Proxy Statement. You are viewing or have received these proxy materials because Vita Coco’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Vita Coco is making this Proxy Statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April 26, 2023, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this Proxy Statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-800-690-6903 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Forward-Looking Statements. This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our plans and goals, made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2022 Annual Report on Form 10-K and in our subsequent SEC filings. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 10, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 56,210,132 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

As part of our effort to increase accessibility and provide an efficient way for our stockholders to attend the Annual Meeting, Vita Coco has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Vita Coco stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/COCO2023. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our amended and restated bylaws (the “Amended and Restated Bylaws”) to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•

electronically at the Annual Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time, on June 6, 2023. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Vita Coco prior to or at the Annual Meeting; or

•	by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 1 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

As part of our effort to increase accessibility and provide an efficient way for our stockholders to attend the Annual Meeting, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/COCO2023. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/COCO2023.

Will there be a question and answer (“Q&A”) session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?.”

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner; and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, three Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have nine directors on our Board. Our current Class II Directors are Michael Kirban, John Leahy and Kenneth Sadowsky, who have served on our Board since 2004, 2019 and 2006, respectively. The Board has nominated Mr. Kirban, Mr. Leahy and Mr. Sadowsky for election as Class II Directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our second amended and restated certificate of incorporation (the “Second Amended and Restated Certificate of Incorporation”), the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class II, whose term will expire at the 2023 Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; Class I, whose current term will expire at the 2025 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Aishetu Fatima Dozie, Martin Roper and John Zupo; the current Class II Directors are Michael Kirban, John Leahy and Kenneth Sadowsky; and the current Class III Directors are Ira Liran, Eric Melloul and Jane Morreau.

Our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board, subject to the terms of the Investor Rights Agreement, as described below. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Subject to the terms of the Investor Rights Agreement, our directors may be removed only for cause by the affirmative vote of the holders of capital stock representing at least two-thirds of the voting power of all of the then outstanding shares of capital stock entitled to vote in the election of directors. Pursuant to the Investor Rights Agreement, each of Verlinvest Beverages SA (“Verlinvest”), Michael Kirban and Ira Liran shall have the sole right to request that one or more of their respective designated directors, as applicable, tender their resignations as directors of the Board, in each case, with or without cause at any time, by sending a written notice to such director and the Company’s Secretary stating the name of the director or directors whose resignation from the Board is requested.

In connection with our initial public offering (“IPO”) in 2021, we entered into an investor rights agreement (the “Investor Rights Agreement”) pursuant to which certain of our stockholders have the right to nominate directors for election to our Board for so long as such stockholder beneficially owns a specified percentage of our outstanding capital stock. Pursuant to the terms of the Investor Rights Agreement, Verlinvest initially designated Eric Melloul as a Class III Director, John Leahy as a Class II Director, and Aishetu Fatima Dozie as a Class I Director. Mr. Kirban designated himself as a Class II Director and John Zupo as a Class I Director. Mr. Liran designated himself as a Class III director. See “Corporate Governance—Investor Rights Agreement.”

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class II Directors of the persons whose names and biographies appear below. In the event that any of Mr. Kirban, Mr. Leahy or Mr. Sadowsky should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that each of Mr. Kirban, Mr. Leahy or Mr. Sadowsky will be unable to serve if elected. Each of Mr. Kirban, Mr. Leahy or Mr. Sadowsky has consented to being named in this Proxy Statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class II Director nominees.

Nominees For Class II Director (terms to expire at the 2026 Annual Meeting)

The nominees for election to the Board are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Vita Coco
Michael Kirban	47	2004	Co-Founder, Executive Chairman and Chairman of Board
John Leahy	69	2019	Director
Kenneth Sadowsky	60	2006	Director

The principal occupations and business experiences for at least the past five years of each Class II Director nominee for election at the 2023 Annual Meeting are as follows:

Michael Kirban

Michael Kirban is one of our Co-Founders and has served as Executive Chairman since May 2022 and as Chairman of our Board since our inception in 2004. Mr. Kirban previously served as Chief Executive Officer and Co-Chief-Executive Officer of the Company. Mr. Kirban is a Co-Founder and currently serves on the board of directors of Software Answers Inc., a technology service provider, a position he has held since 1995, and previously served as a member of the board of directors of Runa, LLC from 2014 to 2017 before it was acquired by us in 2018. We believe Mr. Kirban’s perspective and experience as our Co-Founder and Executive Chairman, as well as his management skills and general knowledge of the food and beverage industry, make him qualified to serve on our Board.

John Leahy

John Leahy has served as a member of our Board since June 2019. Mr. Leahy served as President and Chief Operating Officer of Kind, LLC, a snack food company, from February 2009 to June 2019, and President of Nature’s Bounty Co., a vitamin and nutritional supplement manufacturer, from June 2006 to February 2009. Mr. Leahy also served as a Senior Advisor for Blacksmith Applications, Inc., formerly known as TABS Group

Inc., an analytics firm that services the consumer-packaged goods industry, from August 2009 to April 2010. In addition to his service on our Board, Mr. Leahy has served as a strategic advisor for Beckon LLC, an ice cream manufacturer, since January 2018, I Won Nutrition, Co., a packaged food manufacturer, since January 2019, and Allibelle Foods, Inc., a packaged food manufacturer, since January 2020. Prior to his time at Nature’s Bounty Co., Mr. Leahy held various positions at numerous consumer packaged goods companies, including Nestlé S.A. (SIX: NESN), Johnson & Johnson Services, Inc. (NYSE: JNJ) and Edgewell Personal Care Company (NYSE: EPC). Mr. Leahy holds a BS in Business Administration from Villanova University. We believe Mr. Leahy’s extensive experience related to the consumer, food and beverage industry, as well as his management skills and experience serving on other company boards, make him qualified to serve on our Board.

Kenneth Sadowsky

Kenneth Sadowsky has served as a member of our Board since 2006. Mr. Sadowsky has served as a US Beverages Advisor for Verlinvest since 2009 and as the Executive Director of the Northeast Independent Distributors Association, a group of independent beverage distributors in the Northeastern United States, since 2008. Mr. Sadowsky has served on the boards of directors of LIFEAID Beverage Co. and Hint Inc., both health beverage companies, since December 2019 and May 2008, respectively and previously served on the board of directors of Energy Brands Inc. (d/b/a Glacéau), a beverage company and the makers of vitaminwater, smartwater and fruitwater, from 2000 to 2006. Mr. Sadowsky holds a BA from Tulane University. We believe Mr. Sadowsky’s decades of experience advising beverage companies on sales, distribution, marketing and operational strategies makes him qualified to serve on our Board.

Continuing members of the Board of Directors:

Class III Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Vita Coco
Ira Liran	44	2006	Co-Founder, Director
Eric Melloul	54	2008	Director
Jane Morreau	64	2021	Director

The principal occupations and business experience for at least the past five years of each Class III Director are as follows:

Ira Liran

Ira Liran is one of our Co-Founders and has served as a member of our Board since 2006. He previously served as our Director of Sourcing, a position he held with the Company from February 2007 until October 2021. Mr. Liran holds a BA from Columbia University. We believe that Mr. Liran is qualified to serve on our Board due to his perspective and knowledge of the Company as our Co-Founder, including his familiarity with the Company’s supply chain and sourcing strategies and experience with corporate strategy.

Eric Melloul

Eric Melloul has served as a member of our Board since 2008 and currently serves as our independent lead director. Mr. Melloul has served as Managing Director for Verlinvest since August 2008. He currently serves as Chairman of the board of directors of Oatly Group AB, a food and beverage company, since September 2016, and has served on its remuneration committee since May 2021. Prior to Verlinvest, Mr. Melloul served as Global

Marketing VP and China Commercial Head for Anheuser-Busch InBev from 2003 to 2008, and as an Associate Partner at McKinsey & Company from 1999 to 2003. Mr. Melloul has served on the board of directors for Hint Inc., a beverage company, since August 2011 and Mutti S.p.A, a food company, since September 2016. Mr. Melloul holds a MPA from the Kennedy School at Harvard University and a Post Graduate Diploma from the London School of Economics and Political Science. We believe Mr. Melloul is qualified to serve on our Board due to his significant business, financial and investment experience related to the consumer industry and his experience serving on other public and private company boards.

Jane C. Morreau

Jane C. Morreau has served as a member of our Board since July 2021. From 2014 to July 2021, Ms. Morreau served as Executive Vice President and Chief Financial Officer for Brown-Forman Corporation (NYSE: B-F.B). Prior to becoming Chief Financial Officer, Ms. Morreau served multiple positions at Brown-Forman Corporation, including Senior Vice President, Chief Production Officer and Head of Information Technology from 2013 to 2014, and Senior Vice President of Accounting and Director of Finance, Accounting and Technology from 2008 to 2013, where she directed the financial management of the company’s sales, marketing and production and also the technology functions and operations of the company. Before joining Brown-Forman Corporation, Ms. Morreau worked at Kentucky Fried Chicken Corporation (now known as Yum! Brands) and held a number of financial roles. Ms. Morreau also has served as a member of the board of directors and audit committee of Trulieve Cannabis Corp. (OTCMKTS: TCNNF) since 2021. Ms. Morreau holds a BS in Commerce with an emphasis in accounting and an MBA from the University of Louisville. Ms. Morreau is a Certified Public Accountant. We believe Ms. Morreau’s extensive leadership experience as well as her broad knowledge and experience in corporate strategy, finance and accounting, her significant background in the consumer, food and beverage industries and technology and security, and her experience serving on other boards make her qualified to serve on our Board.

Class I Directors (terms to expire at the 2025 Annual Meeting)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Vita Coco
Aishetu Fatima Dozie	46	2022	Director
Martin Roper	60	2021	CEO and Director
John Zupo	49	2020	Director

The principal occupations and business experience for at least the past five years of each Class I Director are as follows:

Aishetu Fatima Dozie

Aishetu Fatima Dozie has served as a member of our Board since June 2022. Ms. Dozie is the Founder and Chief Executive Officer of Bossy Cosmetics, Inc., a mission-driven cruelty-free and vegan beauty company. Prior to founding Bossy Cosmetics in 2018, Ms. Dozie served as a Fellow at the Distinguished Careers Institute at Stanford University. Previously, Ms. Dozie served as General Manager and Head of Investment Banking, West Africa at Rand Merchant Bank from 2015 until 2017. Prior to Rand Merchant Bank, Ms. Dozie worked for Lehman Brothers Inc., Morgan Stanley, and Standard Chartered Bank as a senior investment banking executive working on transactions in the US, UK, and Sub-Saharan Africa exceeding deal value of $100 billion. Ms. Dozie has also worked at the World Bank in Washington, DC, where she focused on financing businesses in the manufacturing, infrastructure, and service sectors in regions such as Central and South America, Eastern Europe, and Eastern Africa. In addition, Ms. Dozie founded a first-of-its-kind children’s play and activity center in Lagos,

Nigeria and authored a children’s picture book entitled “Paloo & Friends in Imaginaria.” Ms. Dozie executive produced an online television series named “African HERstory,” where she interviewed successful female African executives to highlight their impact on the continent’s development. Ms. Dozie holds a BA in Economics from Cornell University and an MBA from Harvard Business School and participated in the Leaders in Development Program at the John F. Kennedy School at Harvard University. She previously served on the board of directors of Altimeter Growth Corp., including as Chair of its compensation committee and a member of the audit committee. We believe that Ms. Dozie is qualified to serve on the Board as she has significant experience with strategic transactions and investments as well as extensive experience in executive and entrepreneurial roles.

Martin Roper

Martin Roper has served as Chief Executive Officer since May 2022, and as a member of our Board since January 2021. Mr. Roper previously served as Co-Chief Executive Officer from January 2021 until his appointment as Chief Executive Officer in May 2022, and as our President from September 2019 to December 2020. Prior to his time at the Company, Mr. Roper served as Chief Executive Officer of The Boston Beer Company, Inc. (NYSE: SAM), an alcoholic beverage company, from 2001 to 2018, where he oversaw the net revenue growth and diversification of the brand portfolio. Mr. Roper also served as the Chief Operating Officer and Vice President of Manufacturing and Business Development of The Boston Beer Company, Inc. from 1994 to 2001. In addition to his service on our Board, Mr. Roper has served as a member of the board of directors of LL Flooring Holdings, Inc. (formerly Lumber Liquidators Inc.), a flooring retail company, since 2006, and served on the board of directors of The Boston Beer Company, Inc. from 2000 to 2018. Since November 2018, Mr. Roper has served on the board of Financial Information Technologies, LLC (Fintech), a private company providing solutions to alcohol beverage distributors and retailers. Since September 2019, Mr. Roper has served on the board of directors of Bio-Nutritional Research Group, Inc., the producer and marketer of Power Crunch energy bars. Mr. Roper holds a BA, MA and MEng from Trinity Hall, Cambridge and an MBA from Harvard University. We believe Mr. Roper’s experience and reputation for growth and innovation of beverage companies, and his knowledge of strategy, finance, public company corporate governance, and general management make him qualified to serve on our Board.

John Zupo

John Zupo has served as a member of our Board since January 2020 and was employed by the Company in various roles to advise on strategy from 2018 to 2021. Since 2019, Mr. Zupo has served as the co-founder and Chief Executive Officer of SABX, Inc., a two-sided e-commerce platform by which buyers and sellers can directly communicate and transact with one another. Mr. Zupo has served on the SABX, Inc. board of directors since July 2020. Prior to his time at SABX, Inc., Mr. Zupo served as President of Nestlé Waters North America, Inc., a beverage manufacturer and distributor, from 2013 to 2018 and President, Nestlé Waters Canada from 2010 to 2013. Mr. Zupo holds a BA and MBA from Westminster College. We believe Mr. Zupo’s leadership skills, experience advising the Company on strategy since 2018, and his extensive knowledge of the consumer-packaged goods industry make him qualified to serve on our Board.

Board Diversity Matrix

The table below reports the diversity of our Board members. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix
Total Number of Directors and Nominees	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in, or any connection with, the Company in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the 2023 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes). Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of The Vita Coco Company, Inc. (the “Company”) for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Jane Morreau (Chair)

Aishetu Fatima Dozie

John Leahy

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2022	2021
Audit Fees	$1,343,168	$2,303,763
Audit Related Fees	—	—
Tax Fees	$4,371	146,985
All Other Fees	2,063	—

Total Fees	$1,349,603	$2,450,748

Audit Fees

Audit fees for the fiscal year ended December 31, 2022 and December 31, 2021 relate primarily to the audit and quarterly reviews of our consolidated financial statements, services that are normally provided in connection with statutory and regulatory filings or engagements, comfort letter consents and reviews of registration statements. The 2021 fees for the registration statements and related comfort letter consents were $950,000.

Audit Related Fees

Audit related fees include fees reasonably related to the performance of the audit or review of our financial statements, which are not already reported under Audit Fees.

Tax Fees

Tax fees for the fiscal year ended December 31, 2022 and 2021 include professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include professional services rendered that are not reflected in the other categories, including licensing fees paid for accounting research software.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved (the “Pre-Approval Policy”). The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either: (i) explicitly approved by the Audit Committee (“specific pre-approval”); or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may review and pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Michael Kirban (1)	47	Co-Founder, Executive Chairman, Board Chairman
Martin Roper (2)	60	Chief Executive Officer, Director
Corey Baker (3)	51	Chief Financial Officer
Jonathan Burth (4)	41	Chief Operating Officer
Jane Prior (5)	44	Chief Marketing Officer
Charles van Es (6)	46	Chief Sales Officer

(1)	See biography on page 8 of this Proxy Statement.
(2)	See biography on page 11 of this Proxy Statement.
(3)

Corey Baker has served as our Chief Financial Officer since March 2023. Mr. Baker served as Senior Vice President, Global Finance at PepsiCo, Inc. (“PepsiCo”) since December 2022, Chief Financial Officer for International & Global Commercial and Corporate Planning since January 2022, Vice President & Chief Financial Officer, PepsiCo Global Groups from January 2019 to January 2022, Vice President & Chief Financial Officer, PepsiCo Beverages Canada from June 2016 to January 2019, and multiple other leadership positions in finance at PepsiCo since 2006. Prior to his global roles, he held a variety of roles in the North American Organization, including working in the US & Canada with its juice brands and acting as CFO, PepsiCo Beverages Canada. Mr. Baker holds a BA from Stonehill College and is a graduate of PepsiCo’s Impact Program at the University of Chicago’s Booth School of Business.

(4)

Jonathan Burth has served as our Chief Operating Officer since 2016, and has served in various capacities since joining the Company in 2007, including most recently as Vice President of Supply Chain from 2011 to 2016 and as Director of Finance from 2008 to 2010. Before joining the Company, Mr. Burth served as a trainee at UBS from June 2006 to June 2007. He also serves on the board of directors for Madecasse LLC, a chocolate manufacturer, a position he has held since June 2018. Mr. Burth holds an MA in International Business from the Grenoble Graduate School of Business.

(5)

Jane Prior has served as our Chief Marketing Officer since April 2019. Ms. Prior has previously held various other marketing positions at the Company since 2009, EVP, Global Brand Strategy & Development from August 2014 to March 2019 and Vice President, US Marketing from 2011 to 2014. Prior to her time with the Company, Ms. Prior served as Director of Marketing for the New York Red Bulls, a Major League Soccer team, from 2006 to 2008, and as Manager of Marketing and Communications at Maxim Sports Marketing from 2002 to 2006. In 2019, Ms. Prior was included on the Forbes “CMO Next” list. Ms. Prior holds a Bachelor of Commerce from University College Dublin and an MA in Business Studies from the Michael Smurfit Graduate School of Business at University College Dublin.

(6)

Charles van Es has served as our Chief Sales Officer since October 2019. Mr. van Es previously served as our Vice President of Marketing from June 2016 to September 2019. Prior to his time at the Company, from October 2003 to May 2016, Mr. van Es served in various marketing roles at Heineken N.V., a Dutch alcoholic beverage company, including Senior Director of Portfolio Brands from 2013 to 2015. Mr. van Es holds an MBA from Columbia University and an MSc in Chemical Engineering from the Delft University of Technology.

CORPORATE GOVERNANCE

General

Our Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”), a code of business conduct and ethics (the “Code of Business Conduct and Ethics”), and charters for our Nominating, Environmental, Social and Corporate Governance Committee (“Nominating and ESG Committee”), Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” section of our website located at https://investors.thevitacococompany.com, or by writing to our Corporate Secretary at our office at 250 Park Avenue South, 7th Floor, New York, New York 10003.

Board Composition

Our Board currently consists of nine members: Aishetu Fatima Dozie, Michael Kirban, John Leahy, Ira Liran, Eric Melloul, Jane Morreau, Martin Roper, Kenneth Sadowsky and John Zupo.

As set forth in our Second Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expiring will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board, subject to the terms of the Investor Rights Agreement. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Subject to the terms of the Investor Rights Agreement, our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

The Board, in consultation with the Nominating and ESG Committee, has determined that a classified board structure continues to be appropriate for the Company. Our future success depends in significant part on the in-depth knowledge of our business and operations by our directors. We believe that a classified board, with responsible refreshment, promotes stability, continuity and experience among our directors, which is essential to developing and implementing long-term strategies, while resisting the pressure to focus on short-term results at the expense of enhancing long-term value and success. We believe our classified board structure remains the appropriate structure at this point in time due to the circumstances described above, and we intend to review this topic annually.

Investor Rights Agreement

In connection with our IPO in 2021, we entered into the Investor Rights Agreement pursuant to which certain of our stockholders have the right to nominate directors for election to our Board for so long as such stockholder beneficially owns a specified percentage of our outstanding capital stock. Pursuant to the terms of the Investor Rights Agreement: (i) Verlinvest is entitled to nominate (a) three directors for election to our Board for so long as it holds, directly or indirectly, in the aggregate at least 30% or more of our outstanding common stock, (b) two directors for election to our Board for so long as it holds, directly or indirectly, less than 30% but at least 20% of our outstanding common stock, and (c) one director for election to our Board for so long as it holds, directly or indirectly, less than 20% but at least 10% of our outstanding common stock; (ii) Michael Kirban, our Co-Founder, Executive Chairman and Chairman of the Board, is entitled to nominate (a) two directors for election to our Board for so long as he holds, directly or indirectly, together with his affiliates and certain permitted transferees, at least 2.5% or more of our outstanding common stock, and (b) one director for election to our Board until the later of such time as Mr. Kirban (1) ceases to be employed by the Company and (2) together with his affiliates and certain permitted transferees, beneficially owns, directly or indirectly, less than 1% of our outstanding common stock; and (iii) Ira Liran, our co-founder and member of our Board, is entitled to nominate one director for election to our Board from time to time and until the later of such time as Mr. Liran (a) ceases to be employed by the Company, and (b) together with his affiliates and certain of his permitted transferees, beneficially owns, directly or indirectly, less than 1% of our outstanding common stock.

Furthermore, each of Verlinvest, Michael Kirban and Ira Liran shall have the sole right to request that one or more of their respective designated directors, as applicable, tender their resignations as directors of the Board, in each case, with or without cause at any time, by sending a written notice to such director and the Company’s Secretary stating the name of the director or directors whose resignation from the Board is requested (the “Removal Notice”). If the director subject to such Removal Notice does not resign within thirty days from receipt thereof by such director, Verlinvest, Michael Kirban and Ira Liran, as holder of Common Stock, the Company and the Board, to the fullest extent permitted by law and, with respect to the Board, subject to its fiduciary duties to the Company’s stockholders, shall thereafter take all necessary action, including voting in accordance with the Investor Rights Agreement to cause the removal of such director from the Board (and such director shall only be removed by the parties to the Investor Rights Agreement in such manner as provided).

Pursuant to the terms of the Investor Rights Agreement, Verlinvest designated Eric Melloul as a Class III Director, John Leahy as a Class II Director, and Aishetu Fatima Dozie as a Class I Director. Mr. Kirban designated himself as a Class II Director and John Zupo as a Class I Director. Mr. Liran designated himself as a Class III director.

Director Independence

Aishetu Fatima Dozie, John Leahy, Eric Melloul, Jane Morreau and Kenneth Sadowsky each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of their family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regards to each director’s business and personal activities and relationships as they may relate to us and our management, including that Eric Melloul is affiliated with one of our significant stockholders. There are no family relationships among any of our directors or executive officers.

Director Candidates

Subject to the contractual rights under the Investor Rights Agreement, the Nominating and ESG Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and ESG Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and ESG Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and ESG Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and ESG Committee for candidates for election as a director. Pursuant to the terms of the Investor Rights Agreement and in connection with the IPO, Verlinvest designated Mr. Leahy as a Class II Director and Mr. Kirban designated himself as a Class II Director with each standing for re-election this year.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and ESG Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and ESG Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and ESG Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and ESG Committee, c/o Secretary, The Vita Coco Company, Inc., 250 Park Avenue South, 7th Floor, New York, New York 10003. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and ESG Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, The Vita Coco Company, Inc., 250 Park Avenue South, 7th Floor, New York, New York 10003.

Board Leadership Structure

Our Board is currently chaired by Michael Kirban, our Executive Chairman. Our Corporate Governance Guidelines provide that, if the chairperson of the Board is a member of management or does not otherwise qualify as independent, the independent directors of the Board may elect an independent lead director. Eric Melloul currently serves as our independent lead director. The independent lead director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the chairperson is not present, including any executive sessions of the independent directors; providing input on Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and chairperson of the Board.

The Board believes that Mr. Melloul’s significant business, financial and investment experience along with experience on other private and public company boards allows Mr. Melloul to provide leadership and help guide the Board’s independent oversight of the Company’s risk exposure through the lead director role in acting as a liaison between the independent directors, non-management directors, Chief Executive Officer, and Chair of the Board, providing input to the Chair with respect to information provided to the Board and advising on Board meeting schedules and agendas.

Our Board believes that our current leadership structure promotes effectiveness, encourages independent viewpoints and allows for proper oversight. Our Board has determined that combining the roles of Chair of the Board and Executive Chairman is in the best interests of our Company and its stockholders at this time because it promotes unified leadership by Mr. Kirban and allows for a single, clear focus for management to execute the Company’s strategy and business plans. For these reasons and because of the strong leadership of Mr. Kirban, our Board has concluded that our current leadership structure is appropriate at this time. Our Corporate Governance Guidelines provide flexibility for our Board to modify our leadership structure and our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role in Risk Oversight

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board and through the existing committees. In particular, our Board is responsible for monitoring and assessing our overall enterprise risk management process and procedures and risk exposure and our Audit Committee is responsible for overseeing our enterprise risk management (“ERM”) program, including financial, fraud, data systems and cybersecurity risk exposures, monitoring compliance with legal and regulatory requirements and also considering, approving, disapproving or ratifying any related person transactions. Our Nominating and ESG Committee monitors the effectiveness of the Corporate Governance Guidelines, corporate governance risks and risk associated with our ESG programs. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Generally, the Board, its committees, management and our internal audit function manage the risks for the Company from a long-term perspective, but evaluate risks over a shorter or intermediate term to the extent these risks could impact our company or its long-term prospects. From time to time, third-party experts are also consulted as part of this risk-assessment process.

Environmental, Social and Governance

We operate as a Delaware public benefit corporation (“PBC”), and, therefore, our operational decision-making goes beyond solely maximizing shareholder value. Our public benefit purpose, which is stated in our Second Amended and Restated Certificate of Incorporation, is harnessing, while protecting, the environment and natural resources for the betterment of the world and its inhabitants by creating ethical, sustainable, better-for-you beverages and consumer products that not only uplift our communities, but that do right by our planet. Furthermore, in order to advance the best interests of those materially affected by the corporation’s conduct, we intend that our business and operations create a material positive impact on society, taken as a whole. In March 2022, we also announced that the Company was designated as a Certified B Corporation, a certification reserved for businesses that balance profit and purpose to meet the highest verified standards of social and environmental performance, public transparency and legal accountability.

Our environmental, social, and governance (“ESG”) framework furthers our PBC mission and our goal to produce ethical, sustainable, and nourishing beverage and consumer good products. The Nominating and ESG Committee oversees the Company’s efforts, such as policies, programs, and strategies, with regard to ESG matters and receives reports from management regarding the Company’s progress in promoting its stated public benefits to determine if any such action is needed or should be recommended to the Board. The Board and its Nominating and ESG Committee are actively involved in aligning the Company’s public benefit purpose to this ESG strategy by focusing on three pillars: (i) protecting natural resources; (ii) building thriving communities; and (iii) championing health and wellness. The Company issues an annual Impact Report that reports on progress against these three pillars and the Company’s ESG goals. More information on our ESG initiatives for 2022 can be found in our 2022 Impact Report at https://investors.thevitacococompany.com.

Board Self-Assessment Process

Annually, the Board conducts a formal review process to assess the performance of the Board and each committee of the Board and the existing skill sets represented on the Board. The Nominating & ESG Committee oversees the annual review process. The self-assessment is conducted to identify opportunities for improvement and skill set needs to ensure that the Board, its committees, and individual directors have the appropriate blend of diverse experiences and backgrounds, and are effective and productive. As part of the process, each director completes surveys to provide feedback on the Board processes and also completes a skill set questionnaire. Results are aggregated and summarized for discussion purposes. Responses to the survey on Board performance are not attributed to any individual director and are kept confidential to ensure honest and candid feedback is received. The results are compiled, and the Nominating and ESG Committee reviews the self-assessment results and discusses opportunities and makes recommendations for improvement as appropriate with the full Board, which implements any improvements that are identified.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers, employees, contractors and consultants, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, https://investors.thevitacococompany.com under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings

There were seven meetings of the Board during the fiscal year ended December 31, 2022. During such year, each current director attended over 75% of the aggregate of: (i) all meetings of the Board during their service; and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our website at https://investors.thevitacococompany.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chair of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.

We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will participate in the virtual meeting. Each current director attended the Company’s 2022 Annual Stockholders Meeting.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit Committee, Compensation Committee, and Nominating and ESG Committee—each of which operates under a written charter that has been approved by our Board.

The current members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and ESG
Aishetu Fatima Dozie	X		X
John Leahy	X	X
Eric Melloul		Chair
Jane Morreau	Chair		X
Kenneth Sadowsky		X	Chair

Audit Committee

Our Audit Committee’s responsibilities include:

•	appointing, approving the fees of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	pre-approving any audit or non-audit services;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures;

•	reviewing the Company’s Code of Business Conduct and Ethics and the Company’s procedures to enforce the same;

•	overseeing our enterprise risk management processes and procedures, including financial and cybersecurity-related risks;

•	meeting independently with our internal auditing staff, registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the Audit Committee report required by the SEC rules (which is included on page 13 of this proxy statement).

The Audit Committee charter is available on our website at https://investors.thevitacococompany.com. The current members of the Audit Committee are Aishetu Fatima Dozie, John Leahy and Jane Morreau. Ms. Morreau serves as the Chair of the Audit Committee. Our Nominating & ESG Committee and Board have affirmatively determined that each of Ms. Dozie, Mr. Leahy and Ms. Morreau is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) and the Nasdaq Rules, including those related to Audit Committee membership.

Each current member of our Audit Committee meets the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board has determined that Ms. Morreau qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met seven times, including two executive session-only meetings, during the fiscal year ended December 31, 2022.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•

reviewing and approving corporate goals and objectives relevant to the compensation of our Executive Chairman and Chief Executive Officer, evaluating the performance of the Executive Chairman and Chief Executive Officer in light of these goals and objectives and setting or making recommendations to the Board regarding the compensation of the Executive Chairman and Chief Executive Officer;

•	reviewing and setting, or making recommendations to our Board for, the compensation of our other executive officers, including equity grants, including approval of employment and severance agreements;

•	making recommendations to our Board regarding the compensation of our directors;

•	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;

•	succession planning for the Executive Chairman and Chief Executive Officer positions and other executive officer roles;

•	appointing and overseeing any compensation consultants; and

•	preparing the Compensation Committee report when required by the SEC rules.

Pursuant to the Compensation Committee’s charter, which is available on our website at https://investors.thevitacococompany.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In the past, the Compensation Committee has engaged Pearl Meyer & Partners, LLC, a compensation consulting firm (“Pearl Meyer”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors, to identify peer companies for compensation benchmarking purposes and to advise on matters relating to equity compensation, including equity incentive plan burn rates. Pearl Meyer reported directly to the Compensation Committee. In connection with prior engagements, the Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Pearl Meyer and has determined that Pearl Meyer’s work did not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are John Leahy, Eric Melloul and Kenneth Sadowsky and Mr. Melloul serves as the Chair. In April 2022, Mr. Sadowsky replaced Mr. Zupo as a member of the Compensation Committee. Messrs. Leahy, Melloul and Sadowsky each qualify as independent directors under Nasdaq’s heightened independence standards for members of a compensation committee and each of Messrs. Leahy and Sadowsky is a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. The Compensation Committee has created a sub-committee consisting of the “non-employee directors” to approve equity awards of officers designated under Section 16 of the Exchange Act.

The Compensation Committee met four times during the fiscal year ended December 31, 2022.

Nominating & ESG Committee

Our Nominating and ESG Committee’s responsibilities include:

•	identifying individuals qualified to become board members and ensuring that the Board has the requisite expertise and members with sufficiently diverse and independent backgrounds;

•	recommending to our Board the persons to be nominated for election as directors and to each board committee;

•	assessing the independence of Board members and compliance with Nasdaq and SEC rules on an annual basis;

•	developing and recommending changes to our Board Corporate Governance Guidelines from time to time;

•	reviewing and discussing corporate governance disclosures and practices;

•

overseeing the Company’s efforts with regard to ESG matters, including oversight over the Company’s policies, programs and strategies related to environmental stewardship, responsible investment, corporate citizenship, human rights, human capital management and other social and public matters of significance;

•

overseeing the progress of the Company in promoting its stated public benefits and take any such actions, or recommending to the Board such other actions, in support of the Company’s status as a public benefit corporation; and

•	overseeing a periodic self-evaluation of our Board and its committees.

The Nominating and ESG Committee is responsible for identifying, evaluating and recommending qualified candidates to the Board and it regularly assesses the needs of the Board to help ensure that directors possess an appropriate mix of skills considering the Company’s current and anticipated strategic needs. In addition, the Board believes that varying tenures and perspectives create a balance between directors with a deeper knowledge of the Company’s business and operations, and directors who bring new and fresh perspectives, which is important to the effectiveness of the Board’s oversight of the Company.

When assessing desired characteristics, skills and backgrounds, the Nominating and ESG Committee considers, among other things, the Board’s current skill set, the Company’s long-term strategic objectives, potential director retirements and director feedback provided in connection with the Board’s annual self-assessment process. The Board believes that diversity, including differences in backgrounds, qualifications, experiences and personal characteristics, including gender and ethnicity/race, are important to the effectiveness of the Board’s oversight of the Company, and considers diversity as a factor when evaluating and recommending potential nominees. The Board believes that its criteria for selecting nominees are effective in promoting diversity.

The Nominating and ESG Committee charter is available on our website at https://investors.thevitacococompany.com. The members of our Nominating and ESG Committee are Aishetu Fatima Dozie, Jane Morreau and Kenneth Sadowsky. Mr. Sadowsky replaced Michael Kirban as the Chair of the Nominating and ESG Committee in September 2022. The Nominating and ESG Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Each member of the Nominating and ESG Committee is considered independent under the Nasdaq Rules.

The Nominating and ESG Committee met three times during the fiscal year ended December 31, 2022.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

This section provides a summary of our executive compensation philosophy and the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. Our executive compensation program supports Vita Coco’s growth strategy and is aligned to create long-term shareholder value. In fiscal year 2022, our “named executive officers” and their positions were as follows:

•	Michael Kirban, Co-Founder & Executive Chairman;

•	Martin Roper, Chief Executive Officer;

•	Jonathan Burth, Chief Operating Officer; and

•	Charles van Es, Chief Sales Officer.

Summary Compensation Table

The following table presents all of the compensation awarded to, earned by or paid to our named executive officers for the year ended December 31, 2022.

Name and Principal Position (1)	Year	Salary ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Michael Kirban Co-Founder and Executive Chairman	2022	475,000	—	—	76,000	8,550	559,550
	2021	471,508	544,605	2,048,711	528,640	8,550	3,602,014
Martin Roper Chief Executive Officer	2022	475,000	—	—	76,000	8,550	559,550
	2021	425,000	—	2,048,711	386,750	8,550	2,869,011
Jonathan Burth Chief Operating Officer	2022	355,000	900,004	300,000	85,200	8,550	1,648,754
	2021	340,000	175,005	515,808	932,750	8,550	1,972,113
Charles van Es Chief Sales Officer	2022	346,000	900,004	300,000	83,040	8,550	1,637,594
	2021	320,000	574,995	482,647	890,000	8,550	2,276,192

(1)	Michael Kirban served as Co-Chief Executive Officer of the company until May 2, 2022.
(2)

Amounts reflect the aggregate grant-date fair value of restricted stock units granted during fiscal year 2022 and 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For additional information regarding the assumptions used to calculate the value of all restricted stock awards, please see Notes 1 and 14 to our audited consolidated financial statements for the fiscal year ended December 31, 2022 and December 31, 2021 included in our Annual Reports on Form 10-K for the fiscal years then-ended, respectively. For additional information regarding the stock awards, please see the “Outstanding Equity Awards at Year End” table below.

(3)

Amounts reflect the aggregate grant-date fair value of stock options granted during fiscal year 2022 and 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For additional information regarding the assumptions used to calculate the value of all option awards, please see Notes 1 and 14 to our audited consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 included in our Annual Reports on Form 10-K for the fiscal years then-ended, respectively. For additional information regarding the options awards, please see the “Outstanding Equity Awards at Year End” table below.

(4)

Amounts reflect annual cash performance-based bonuses under The Vita Coco Company 2021 Incentive Award Plan (“2021 Plan”) earned for the years ended December 31, 2022 and December 31, 2021. For additional information regarding the annual cash performance-based bonuses, please see the section titled “Fiscal 2022 Bonuses” below.

(5)	Amounts reflect the matching contributions under the Company’s 401(k) plan.

Elements of Our Executive Compensation Program

For the year ended December 31, 2022, the compensation for our named executive officers generally consisted of a base salary, cash bonuses and equity awards. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. For our named executive officers, we believe a greater portion of total compensation should be at risk, in the form of cash bonus opportunities and equity awards that better align our executive compensation with creating long-term shareholder value. A portion of equity awards to our named executive officers vest upon the achievement of performance goals, further aligning compensation with performance. The Compensation Committee annually reviews compensation design to ensure that, as the Company matures, it continues to reinforce long-term business performance and is appropriate from a risk management perspective. Base salaries are set on the lower end of benchmarks with higher bonus opportunities and equity grants bringing total compensation in line with competitive benchmarks.

Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.

Base Salaries

Our named executive officers receive a base salary to compensate them for the services they provide to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In February 2022, our Board and Compensation Committee approved 2022 base salaries for our named executive officers, in the amounts next to their name in the chart below, to be effective retroactively to January 1, 2022.

2022 Base Salaries

Michael Kirban	$475,000
Martin Roper	$475,000
Jonathan Burth	$355,000
Charles van Es	$346,000

The actual salaries paid to each named executive officer for fiscal year 2022 are set forth in the “Summary Compensation Table” above in the column titled “Salary.”

Bonus Compensation

Fiscal 2022 Bonus

For 2022, Mr. Kirban and Mr. Roper were eligible to earn an annual performance-based cash bonus in respect of the fiscal year 2022 equal to 80% of their annual base salary, respectively, and an additional stretch bonus equal to an additional 80% of their annual base salary, respectively, both based on the Company’s achievement of performance goals. The 2022 bonus performance goals for Mr. Kirban and Mr. Roper were 50% based on Net Revenue percentage growth against the prior year and 50% based on Adjusted EBITDA targets for the year. This weighting is consistent with the long-term prioritization of Net Revenue and Adjusted EBITDA growth as measures of Company performance.

Our other named executive officers, Jonathan Burth and Charles van Es, were each eligible to earn an annual performance-based bonus in respect of the fiscal year 2022 equal to 60% of their annual base salary and an additional stretch bonus equal to an additional 60% of annual base salary, both based on the Company’s achievement of performance goals. The performance goals for Mr. Burth and Mr. van Es were 50% based on Net Revenue growth against the prior year and 50% based on Adjusted EBITDA targets for the year. The actual bonuses paid to each named executive officer for performance in fiscal year 2022 are set forth in the “Summary Compensation Table” above in the column titled “Non-Equity Incentive Plan Compensation.”

The Company performance goals used for the 2022 cash bonus were the same for all members of the executive team, including the named executive officers, to create alignment of incentives. Annual cash payments were determined after the end of the year and are based on actual performance against each goal, subject to adjustments approved and applied by the Compensation Committee. The performance goals included Net Revenue growth and Adjusted EBITDA and had a minimum, target and maximum performance level. Payouts for each goal could vary between 0% and 200% of target. Although the bonus goals are formulaic by design, awards are subject to adjustment at the sole discretion of the Compensation Committee, based on the occurrence of specified events and a holistic assessment of the performance of the Company, relevant executive and/or the executive team.

In evaluating actual performance against the cash bonus goals for 2022, the Compensation Committee made certain adjustments to the payouts under the bonus plan to take into account unusual and significant events that impacted the Company performance in 2022. These challenges, among others, included continued high transportation costs which caused an unexpected and significant negative impact on gross margin, and the unforeseen loss of certain Private Label business. In determining the final payout to executive officers, including the named executive officers, the Compensation Committee considered these events, including each executive’s ability to mitigate these factors, and made appropriate adjustments in its discretion, with Mr. Kirban and Mr. Roper receiving lower payouts than the rest of the executive team. In late 2022, the Compensation Committee met to consider the design of the bonus program for 2023 and in early 2023 adopted a bonus plan similar in design to the 2022 program, with an additional component providing that the executive team bonus payouts may be adjusted downward for any significant failure to make progress on the Company’s ESG objectives.

Equity Compensation

Stock Plan and Option Grants

We maintain the 2021 Plan, in order to advance the interests of the Company by providing to key employees, including our named executive officers, directors, consultants and advisors of the Company grants of restricted stock units (“RSUs”) and stock options. A total of 887,645 shares subject to stock options and 666,177 shares subject to RSUs granted under the 2021 Plan were outstanding as of December 31, 2022.

Prior to our IPO, we historically granted stock options to our executives pursuant to the 2014 Stock Option and Restricted Stock Plan (“2014 Plan”). These stock options generally vest over four years, subject to continued service (50% on or after the twenty-fourth month anniversary of the grant date and the remaining 50% on and after the forty-eighth month anniversary of the grant date). In some instances, the time vesting period may be shorter. Performance vesting criteria are also required for some grants to senior management.

The equity grants made in 2022 and our historical outstanding grants are further described in the “Outstanding Equity Awards at Fiscal Year-End” table and related footnotes below.

2022 Equity Grants

At the time of our IPO, we granted Mr. Kirban, Mr. Roper, Mr. Burth, Mr. van Es and other executives a special equity grant as more fully described in the Company’s 2022 Proxy Statement. Equity grants typically have been made for executives in the first quarter of each year based on company performance and individual contribution. Historically, Mr. Kirban and Mr. Roper have been granted stock options only, while the rest of the executive team, including the named executive officers, have received a mixture of RSUs and options. Some of the historical option grants have included performance requirements.

As part of its normal review of compensation and in order to encourage retention, the Compensation Committee approved a special equity grant for certain key employees of the Company, including Mr. Burth and Mr. van Es, in August 2022. The Committee considered the retention value of prior grants given the Company’s stock price and determined that the retention incentives for key employees was not sufficient. Accordingly, we granted stock options and restricted stock units to certain executive officers and key employees, including Mr. Burth and Mr. van Es, under the 2021 Plan. These stock options and restricted stock units granted to Mr. Burth and Mr. van Es vest over three years in equal annual installments starting in August 15, 2025, subject to continued service with the Company. No grants of equity were made during 2022 to Mr. Kirban and Mr. Roper. The equity awards granted to our named executive officers during the fiscal year ended December 31, 2022 are set forth in the table below:

Named Executive Officer	Options	Restricted stock units
Michael Kirban	—	—
Martin Roper	—	—
Jonathan Burth	42,980	58,594
Charles van Es	42,980	58,594

We maintain stock ownership guidelines that cover our named executive officers. For a description of these stock ownership guidelines, please see “Executive and Director Stock Ownership Guidelines” below.

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Eligible employees defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we provide matching contributions in the 401(k) plan up to a specified percentage of the employee’s contributions.

We do not maintain any defined benefit pension plans or deferred compensation plans for our named executive officers.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, which include medical, dental and vision benefits.

Clawback Policy

Our Compensation Committee monitors regulatory developments with respect to applicable executive compensation recovery policies required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and it expects to implement such changes to the Company’s current recovery policies as are necessary to comply with the final SEC clawback rule and applicable Nasdaq listing standards when adopted. Currently, the Company’s equity and certain employment agreements include provisions that require parties to these agreements to comply with any compensation recovery policies that may apply or that the Company adopts in the future.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2022.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Michael Kirban	546,000	—		—		10.18	12/16/2029	—		—	—	—
	—	40,950	(2)	—		10.18	1/11/2031	—		—	—	—
	74,627	223,880	(3)	—		15.00	10/21/2031	—		—	—	—
Martin Roper	—	—		579,670	(4)	10.18	9/19/2029	—		—	—	—
	—	40,950	(2)	—		10.18	1/11/2031	—		—	—	—
	74,627	223,880	(3)	—		15.00	10/21/2031	—		—	—	—
Jonathan Burth	188,825	—		—		10.18	12/16/2029	—		—	—	—
	102,375	102,375	(5)	—		10.18	2/10/2030	—		—	—	—
	—	—		68,250	(6)	10.18	2/10/2030	—		—	—	—
	—	34,125	(2)	—		10.18	1/11/2031	—		—	—	—
	14,511	43,532	(3)	—		15.00	10/21/2031	—		—	—	—
	—	42,980	(7)	—		15.36	8/15/2032	—		—	—	—
	—	—		—		—	—	8,750	(3)	120,925	—	—
	—	—		—		—	—	58,594	(7)	809,769	—	—
Charles van Es	129,675	—		—		10.18	12/16/2029	—		—	—	—
	56,875	56,875	(5)	—		10.18	2/10/2030	—		—	—	—
	—	27,300	(2)	—		10.18	1/11/2031	—		—	—	—
	14,511	43,532	(3)	—		15.00	10/21/2031	—		—	—	—
	—	42,980	(7)	—		15.36	8/15/2032	—		—	—	—
	—	—		—		—	—	28,750	(3)	397,325	—	—
	—	—		—		—	—	58,594	(7)	809,769	—	—

(1)	The market value amounts in this column are based on the closing price of the Company’s common stock on December 30, 2022, the last trading day of the year ($13.82).
(2)

The options were earned when certain performance conditions were met and vest 50% on January 11, 2023 and 50% on January 11, 2025, subject to the named executive officer’s continued service through the applicable vesting date.

(3)	The options or RSUs vest over four years in equal annual installments starting on November 27, 2022, subject to the named executive officer’s continued service through the applicable vesting date.
(4)

The options will be earned and eligible to vest in the event that the total market cap of the Company (defined as total Company shares outstanding multiplied by trading price) is equal to or greater than $1 billion for a period of at least ninety days.

(5)	The options vest 50% on February 10, 2022 and 50% on February 10, 2024, subject to the named executive officer’s continued service through the applicable vesting date.
(6)

The options will be earned and eligible to vest if certain performance conditions for each tranche of the options are met by the target dates for those performance conditions and expire relative to each tranche if the performance conditions for such tranche are not met at the final target date for such tranche.

(7)	The options or RSUs vest in three annual installments starting on August 15, 2025, subject to the named executive officer’s continued service through the applicable vesting date.

Executive Employment Agreements

Below are written descriptions of our employment arrangements with each of our named executive officers.

Michael Kirban

In connection with the IPO, we entered into an amended and restated employment agreement with Mr. Kirban (“Kirban Agreement”) dated October 20, 2021. This agreement was further amended on May 2, 2022 in connection with Mr. Kirban’s resignation as Co-Chief Executive Officer and co-principal executive officer and appointment as Executive Chairman of the Company. The agreement was amended to provide that: (i) Mr. Kirban may not be terminated without Cause (as defined in Kirban Agreement) prior to July 1, 2023, rather than prior to July 1, 2022, with corresponding changes to the dates relating to Board approvals of such action; and (ii) a one-year extension to the dates during which the Board may elect to transition Mr. Kirban to a part-time position. Mr. Kirban’s compensation and the other terms and conditions in the Kirban Agreement remained the same.

Pursuant to the Kirban Agreement, Mr. Kirban is entitled to a base salary of at least $472,000. The Kirban Agreement also provides that Mr. Kirban is eligible to receive an annual bonus equal to 80% of his annual base salary, and an additional stretch bonus equal to an additional 80% of his annual base salary, both based on the Company’s achievement of performance goals.

In the event Mr. Kirban terminates his employment for good reason or without cause, or is terminated due to death or disability, conditional on his signing a general release, the Company will pay Mr. Kirban: (a) any accrued but unpaid salary rendered to the date of termination; and (b) an amount equal to one year of salary at the time of such termination, payable over a one-year period beginning thirty days after the date of such termination. In the event Mr. Kirban is terminated by the Company for cause or voluntary terminates other than for good reason, the Company will pay Mr. Kirban any accrued but unpaid salary for services rendered prior to the date of termination.

The Company may not terminate Mr. Kirban without cause prior to July 1, 2023. The Company may terminate Mr. Kirban without cause after July 1, 2023, by providing sixty days written notice to Mr. Kirban (provided that such notice may be provided prior to July 1, 2023). From July 1, 2023 through June 30, 2024, any termination without cause will be determined by a supermajority vote of the Board; and from July 1, 2024 through the remainder of the employment period, any termination without cause will be determined by a simple majority vote of the Board. For the avoidance of doubt, nothing in the Kirban Agreement will limit the Company’s right to terminate Mr. Kirban for cause at any time in accordance with the Kirban Agreement.

The Kirban Agreement provides for a possibility of transitioning Mr. Kirban to a part-time position at any time, at Mr. Kirban’s discretion, without such transition being deemed in breach of the Kirban Agreement. The Kirban Agreement also provides for a possibility of transitioning the employee to a part-time position from and after July 1, 2023, and through June 30, 2024, by a supermajority vote by the Board, and from July 1, 2024, through the remainder of the employment period, by a simple majority vote by the Board; and such a transition will not constitute good reason, or an effective termination of the employee’s position without Cause. In the event of the aforementioned transitions, the Board will proportionally adjust the salary and bonus and stretch bonus payable to the employee pursuant to the Kirban Agreement based on the new level of commitment from the Employee; provided that for the avoidance of doubt, and notwithstanding anything to the Kirban Agreement, such adjusted bonus and stretch bonus will be determined by the Board, and will be based upon the Company and the employee achieving certain performance goals to be established by the Board. For the avoidance of doubt, the employee, as a member of the Board, may participate in discussion by the Board, but shall be excluded from participating in any votes of the Board related to his transition.

Martin Roper

In connection with the IPO, we entered into an amended and restated employment agreement with Mr. Roper (“Roper Agreement”). Effective as of January 1, 2021, Mr. Roper was appointed to serve as our Co-Chief Executive Officer and has served as our sole Chief Executive Officer since May 2022.

Pursuant to the Roper Agreement, Mr. Roper was entitled to a base salary of $425,000 in 2021 that automatically increased to at least $460,000 per year effective as of January 1, 2022. The Roper Agreement also provides that Mr. Roper is eligible to receive an annual performance-based bonus equal to 65% of his annual base salary, and an additional stretch bonus equal to an additional 65% of his annual base salary, both based on the Company’s achievement of performance goals. Effective as of January 1, 2022, the annual performance-based bonus and the additional stretch bonus were each increased to 75%.

In the event Mr. Roper terminates his employment for good reason or by the Company without cause, conditional on his signing a general release, the Company will pay Mr. Roper: (i) any accrued but unpaid salary rendered to the date of termination; (ii) a severance payment amount equal to the employee’s salary and bonus at the time of such termination, payable in substantially equal installments over a one-year period beginning thirty days after the date of such termination; and (iii) in addition to the severance payment described above, a rent compensation amount equal to any employee obligations for a non-cancelable New York apartment and furniture lease payments, not to exceed $65,000.

In the event Mr. Roper is terminated due to death or for disability, the Company will pay Mr. Roper any accrued unpaid salary and earned bonus for a prior completed year for services rendered to the date of termination.

In the event Mr. Roper is terminated by the Company for cause or voluntary terminates other than for good reason, the Company will pay Mr. Roper any accrued unpaid salary and earned bonus for a prior completed year for services rendered prior to the date of termination and nothing else.

Jonathan Burth

On February 10, 2020, we entered into an employment agreement with Mr. Burth, providing for his employment as our Chief Operating Officer (“COO Agreement”).

Pursuant to the COO Agreement, Mr. Burth is entitled to an annual base salary of $322,500, which will be automatically adjusted on January 1, 2021, and January 1, 2022, to at least $337,500 and $352,500, respectively, provided he continues to be employed in good standing. The COO Agreement also provides that Mr. Burth is eligible to receive an annual bonus of up to a 35% of his then applicable salary, and an additional stretch bonus equal to 35% of his then applicable salary, based upon the Company’s achievement of its annual performance goals. Mr. Burth also had an additional bonus opportunity of 10% of his salary tied to the completion of targeted supply chain related cost and efficiency measures that would improve costs in 2021.

In the event Mr. Burth is terminated for good reason or by the Company without cause, conditional on his signing a general release, the Company will pay Mr. Burth: (i) any accrued but unpaid salary plus, any earned bonus for a prior completed year for services rendered prior to the date of termination (including but not limited to those amounts that are due during the applicable period of notice); (ii) a severance payment amount equal to six months of his salary and prorated target bonus at the time of such termination, payable in substantially equal installments over a six month period beginning thirty days after the date of such termination; (iii) an additional severance payment if Mr. Burth has six full years of service with the Company, reflecting an additional month of salary for each full year of service in excess of six years, capped at a maximum of six additional months of salary for twelve or more full years of service, payable in ongoing monthly installments of a month’s salary after the six month period in the preceding (ii) finishes until the additional severance payment is complete; and (iv) if the Company terminates his employment without cause, and the effective date of the cessation of employment is more than four months into the financial year, then provided that Mr. Burth has met all requests for transition support including agreeing to the termination employment date requested by the Company, then the Company will pay out a bonus for a partial year calculated based on the salary paid for those months of service that year, such payout being made within two months of the performance and bonus determination for other similar executives at the end of that year.

In the event Mr. Burth is terminated due to death or for disability, the Company will pay Mr. Burth any accrued but unpaid salary plus any earned bonus for a prior completed year for services rendered prior to the date of termination.

In the event Mr. Burth is terminated by the Company for cause or voluntary terminated other than for good reason, the Company will pay Mr. Burth any accrued but unpaid salary plus any earned bonus for a prior completed year for services rendered prior to the date of termination and nothing else.

Charles van Es

On February 10, 2020, we entered into an employment agreement with Mr. van Es, providing for his employment as our Chief Sales Officer (“CSO Agreement”).

Pursuant to the CSO Agreement, Mr. van Es is entitled to an annual base salary of $300,000. The CSO Agreement also provides that Mr. van Es is eligible to receive an annual bonus of 35% of his then applicable salary, and an additional stretch bonus equal to 35% of his then applicable salary, based upon the Company’s achievement of its annual performance goals.

The CSO Agreement includes the same terms as the COO Agreement regarding payments upon termination.

Director Compensation

Our Non-Employee Board Compensation Policy establishes the compensation of our non-employee directors.

The following table reflects the compensation elements for non-employee directors for each year of service on the Board of Directors.

Compensation Policy for Non-Employee Directors

Item	Annual Payment
Retainer for Board Members	$40,000
Audit Committee Chair	$35,000
Audit Committee Member	$10,000
Compensation Committee Chair	$10,000
Compensation Committee Member	$5,000
Nominating and ESG Committee Chair	$7,500
Nominating and ESG Committee Member	$5,000
Annual Equity Grant (RSUs)	$70,000

Each non-employee director receives an annual cash retainer and additional payments for serving as Committee Chairs and/or Committee members payable in cash quarterly in arrears. The annual equity award is awarded automatically to each director on the date of the Annual Meeting immediately following election and appointment to the Board. Any new directors that join the Board at any time other than the Annual Meeting receive an annual retainer and additional payments and an equity grant that is pro-rated based on the number of days of service until the next Annual Meeting. Subject to a timely election, directors may choose to defer delivery of the shares underlying their RSUs until the date they cease serving as a member of the Board or the fifth calendar year after the grant date applicable to the RSUs.

All equity paid to Board members consists of RSUs that vest in full on the earlier of: (i) the day immediately preceding the date of the first Annual Meeting following the date of grant; or (ii) the first anniversary of the date of grant, subject to the non-employee director continuing in service on the Board through the applicable vesting date. The amount of equity to be awarded is calculated based on the closing market price of our common stock on the date of the Annual Meeting or any other grant date. Unvested equity is forfeited in certain circumstances upon termination of the director’s service on the Board. All equity grants vest in full upon a change in control as defined in the 2021 Plan.

Non-executive directors are reimbursed for business expenses and reasonable travel expenses for attending Board and Committee meetings. Non-employee directors do not receive our retirement, health or life insurance benefits. We provide each non-employee  director with director and officer liability insurance coverage.

Director Compensation Table

The following table sets forth the compensation of the non-employee directors for fiscal year 2022, other than reimbursement for travel expenses.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Aishetu Fatima Dozie(5)	30,575	70,005	—	—	—	—	100,580
Axelle Henry (6)(7)	20,685	—	—	—	—	—	20,685
John Leahy	55,000	70,005	—	—	—	—	125,005
Ira Liran	40,000	70,005	—	—	—	—	110,005
Eric Melloul(7)	50,000	70,005	—	—	—	—	120,005
Jane Morreau(8)	80,000	70,005	—	—	—	—	150,005
Kenneth Sadowsky(9)	49,397	70,005	—	—	—	—	119,402
John Zupo(9)	41,233	70,005	—	—	—	—	111,238

(1)	Messrs. Kirban and Roper are not included in this table as they are named executive officers of the Company and receive no additional compensation for their service as directors.
(2)	The difference in fees earned or paid reflects each individual’s membership and/or chairperson appointment service on Board committees.
(3)

Amounts reflect the aggregate grant-date fair value of RSUs granted in fiscal year 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For additional information regarding the assumptions used to calculate the value of all restricted stock awards, please see Note 14 to our audited consolidated financial statements for the fiscal year ended December 31, 2022 included in our Annual Report on Form 10-K.

(4)

These stock awards were awarded on June 1, 2022. Each non-employee director received the annual equity award, which consisted of 5,757 RSUs with a grant date fair value of $70,005 at the closing market price on the grant date.

(5)	Ms. Dozie was elected at the 2022 Annual Stockholders Meeting and began service on the Board on June 1, 2022.
(6)	Ms. Henry did not seek re-election at the Company’s 2022 Annual Stockholders Meeting and stepped down from service on June 1, 2022.
(7)

Ms. Henry and Mr. Melloul each entered into nominee agreements instructing the Company to pay all cash compensation earned in connection with their services to our Board to Verlinvest. RSUs granted to each of Ms. Henry and Mr. Melloul, based on the aforementioned nominee agreements, will be held by them as nominees for Verlinvest and, upon vesting of the RSUs, the Company shares will directly be transferred to Verlinvest.

(8)	The director has elected to defer delivery of the shares underlying the RSUs until the date she ceases serving as a member of the Board.
(9)	The director has elected to defer delivery of the shares underlying the RSUs until the fifth calendar year after the grant date.

Executive and Director Stock Ownership Guidelines

We recognize the importance of stock ownership as an essential means of closely aligning the interests of our executive officers and non-employee directors with the interests of our shareholders. In addition to using equity awards as a primary long-term incentive compensation tool, we have stock ownership guidelines in place for our senior executives, including our named executive officers, and non-employee directors. The Compensation Committee is responsible for reviewing the stock ownership guidelines and verifying compliance.

Our current stock ownership guidelines which became effective as of the date of our IPO are as follows:

•	The executive chair or executive co-chair of the Board and the chief executive officer or co-chief executive officer of the Company: 5x annual base salary

•	Any other named executive officer of the Company: 2x annual base salary

•	Non-employee director of the Company: 5x the value of the director’s annual cash retainer for that year (not including any additional retainers received for committee service)

These executive officers and non-employee directors generally have five years from the date they first become subject to a particular level of the guidelines to meet them. For most of our executive officers and non-employee directors, the earliest required compliance date is in October 2026. If an executive officer has not achieved compliance by the end of his or her respective compliance period, until such executive officer has satisfied his or her applicable guideline level, the executive officer will be required to retain a number of shares of the Company common stock equal to 50% of those shares that remain after shares are sold or withheld, as the case may be, to: (i) pay any applicable exercise price for an equity award; or (ii) satisfy withholding tax obligations arising in connection with the exercise, vesting or settlement of an equity award, or the net shares, received as the result of exercise, vesting or settlement of any of the Company equity awards granted to the executive officer. If a non-employee director has not achieved compliance by the end of his or her compliance period, until such non-employee director has satisfied his or her applicable guideline level, the non-employee director is required to retain an amount equal to 25% of net shares received as the result of the exercise, vesting or settlement of any of the Company equity awards granted to the non-employee director. As of the Record Date, all of our executive officers (other than Mr. Baker who joined the Company in March 2023), including the named executive officers, met the applicable stock ownership guidelines. In addition, as of the Record Date, all of our non-executive directors met the guidelines applicable to Board members other than Ms. Dozie (who joined the Board in 2022) and Mr. Melloul (who is affiliated with Verlinvest and transfers RSUs for Board service to Verlinvest under a nominee agreement).

Delinquent Section 16(a) Reports

Our Section 16 officers and directors are required under the Exchange Act to file reports of ownership and changes in ownership of our common stock with the SEC and Nasdaq.

Based solely upon a review of copies of those reports, other documents furnished to us and written representations that no other reports were required, we believe that, for the year ended December 31, 2022, all filing requirements applicable to officers and directors have been complied on a timely basis.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2022, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted- Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	5,188,686	11.21	2,898,930
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	5,188,686	11.21	2,898,930

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by: (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock; and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 10, 2023, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 56,210,132 shares of common stock outstanding as of April 10, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or restricted stock units or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 10, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 250 Park Avenue South, 7th Floor, New York, New York 10003. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Verlinvest Beverages SA (1)	20,602,363	36.7%
Reignwood International Investment (Group) Company Limited (2)	3,406,933	6.1%
Named Executive Officers and Directors
Michael Kirban (3)	3,524,320	6.2%
Martin Roper (4)	1,934,113	3.4%
Jonathan Burth (5)	453,103	*
Charles van Es (6)	214,711	*
Aishetu Dozie (7)	5,757	—
John Leahy (8)	35,390	*
Ira Liran (9)	1,796,981	3.2%
Eric Melloul (10)	20,608,120	36.7%
Jane Morreau (11)	23,257	*
Kenneth Sadowsky (12)	661,440	1.2%
John Zupo (13)	46,765	*
All executive officers and directors as a group (14 individuals) (14)	29,567,898	51.1%

*	Less than one percent.
(1)

Based solely on a Schedule 13/G filed with the SEC on February 13, 2023 by Verlinvest Beverages SA. Verlinvest has sole voting and dispositive power over 20,602,363 shares of common stock. The business address for Verlinvest is Place Eugène Flagey 18, 1050 Brussels, Belgium.

(2)

Based solely on a Schedule 13/G filed with the SEC on March 13, 2023, RW VC S.a.r.l. transferred all of its shares held to Reignwood International Investment (Group) Company Limited, its affiliate. Reignwood International Investment (Group) Company Limited is controlled by its sole director, Woraphanit Ruayrungruang. As the sole director of Reignwood International Investment (Group) Company Limited, Woraphanit Ruayrungruang may be deemed to have voting and dispositive power over the shares held by Reignwood International Investment (Group) Company Limited. The business address of Reignwood

International Investment (Group) Company Limited is Level 96, International Commerce Center, 1 Austin Road West, Kowloon, Hong Kong.
(3)

Based on a Schedule 13G filed with the SEC on February 14, 2023 and information known to the Company. Consists of (i) 61,307 shares of Common Stock held of record by the Mr. Kirban directly, (ii) 641,103 shares of Common Stock that Mr. Kirban has the right to acquire upon the exercise of stock options, (iii) 2,026,229 shares of Common Stock held of record by the Michael Kirban 2010 Trust, of which Mr. Kirban serves as trustee and has sole voting and dispositive power, and (iv) 795,681 shares of Common Stock held of record by the Michael Kirban Revocable Trust, of which Mr. Kirban serves as trustee and has sole voting and dispositive power.

(4)

Consists of (i) 435,435 shares of our common stock held by Mr. Roper directly, (ii) 434,525 shares of our common stock held by Christopher G. Roper Exempt Family Trust, for which Mr. Roper’s spouse is the trustee, (iii) 434,525 shares of our common stock held by Peter S. Roper Exempt Family Trust, for which Mr. Roper’s spouse is the trustee, (iv) 434,525 shares of our common stock held by Thomas L. Roper Exempt Family Trust, for which Mr. Roper’s spouse is the trustee; (v) 100,000 shares of our common stock held by Mr. Roper’s spouse, and (vi) 95,103 shares of our common stock that Mr. Roper has the right to acquire upon the exercise of stock options that are fully vested and exercisable.

(5)

Consists of (i) 322,773 shares of our common stock that Mr. Burth has the right to acquire upon the exercise of stock options that are fully vested and exercisable and (ii) 130,330 shares of common stock.

(6)	Consists of 214,711 shares of our common stock that Mr. van Es has the right to acquire upon the exercise of stock options that are fully vested and exercisable.
(7)	Consists of (i) 5,757 shares of our common stock underlying RSUs that will vest in full within 60 days of April 10, 2023.
(8)

Consists of (i) 27,300 shares of our common stock that Mr. Leahy has the right to acquire upon the exercise of stock options that are fully vested and exercisable, (ii) 2,333 shares of our common stock, and (iii) 5,757 shares of our common stock underlying RSUs that will vest in full within 60 days of April 10, 2023.

(9)

Consists of (i) 679,495 shares of our common stock held by Mr. Liran, (ii) 1,111,729 shares of our common stock held by Ira Liran 2012 Family Trust, and (iii) 5,757 shares of our common stock underlying RSUs that will vest in full within 60 days of April 10, 2023.

(10)

Consists of (i) 20,602,363 the shares of our common stock held of record by Verlinvest Beverages SA and disclosed in footnote (1) above and (ii) 5,757 shares of our common stock underlying RSUs that will vest within 60 days of April 10, 2023. Pursuant to a nominee agreement, upon vesting of the RSUs, the shares of common stock underlying such awards will directly be transferred to Verlinvest Beverages SA. Mr. Melloul is a member of the board of directors of Verlinvest Beverages SA and therefore may be deemed to have shared voting power with respect to our shares of common stock. Mr. Melloul disclaims beneficial ownership of such shares. The business address for Verlinvest Beverages SA is Place Eugene Flagey 18, 1050 Brussels, Belgium.

(11)

Consists of (i) 15,167 shares of our common stock that Ms. Morreau has the right to acquire upon the exercise of stock options that are fully vested and exercisable, (ii) 2,333 shares of our common stock, and (iii) 5,757 shares of our common stock underlying RSUs that will vest in full within 60 days of April 10, 2023 and for which delivery has been deferred until Ms. Morreau’s separation of service from the Board.

(12)

Consists of (i) 628,383 shares of our common stock, (ii) 27,300 shares of our common stock that Mr. Sadowsky has the right to acquire upon the exercise of stock options that are fully vested and exercisable, and (iii) 5,757 shares of our common stock underlying restricted stock units for which delivery has been deferred until June 1, 2027.

(13)

Consists of (i) 38,675 shares of our common stock that Mr. Zupo has the right to acquire upon the exercise of stock options that are fully vested and exercisable, and (ii) 2,333 shares of our common stock, and (iii) 5,757 shares of our common stock underlying RSUs that will vest within 60 days of April 10, 2023 and for which delivery has been deferred until June 1, 2027.

(14)

Consists of (i) 27,933,866 shares of common stock, (ii) 1,593,733 shares of our common stock underlying options to purchase common stock that are fully vested and exercisable or will be exercisable within 60 days of April 10, 2023, and (iii) 40,299 shares of our common stock underlying restricted stock units that will vest within 60 days of April 10, 2023.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the Policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the Policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the Policy, our Chief Financial Officer, or his or her designee, is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition, the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2022, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Distribution Agreement

On October 1, 2019, our subsidiary, All Market Singapore PTE. Ltd., entered into a distribution agreement, or the Distribution Agreement, with Reignwood Investment (China) Co., Ltd. (“Reignwood China”), an entity affiliated with Reignwood International Investment (Group) Company Limited, a stockholder holding over 5% of the outstanding shares of our common stock, providing for the exclusive distribution of coconut water-based products by Reignwood China in mainland China. Pursuant to the terms of the Distribution Agreement, Reignwood China is obligated to purchase the products at an agreed upon price and in minimum volumes based on product type. The amount of revenue recognized related to the Distribution Agreement was approximately $6,375,000 for the year ended December 31, 2022. Related to this distribution arrangement, the Company and Reignwood China have a service agreement where we share in the compensation costs of Reignwood China’s employee managing the China market. We recorded approximately $234,000 for the year ended December 31, 2022 in selling, general, and administrative expense for this service agreement.

The Distribution Agreement was renewed and extended for a one-year term through December 31, 2022 and has been continued upon the mutual agreement of each party.

Registration Rights Agreement

In connection with our IPO, we entered into the Registration Rights Agreement with Verlinvest, RW VC S.a.r.l, and certain of our other stockholders, pursuant to which such investors have certain demand rights, short-form registration rights and piggyback registration rights from us, subject to customary restrictions and exceptions. All fees, costs and expenses of registrations, other than underwriting discounts and commissions, are expected to be borne by us. The Registration Rights Agreement does not provide for any maximum cash penalties or any penalties connected with delays in registering our common stock.

Pursuant to the terms of the Registration Rights Agreement, the rights of RW VC S.a.r.l. to request or include shares in any registration statement have terminated.

Investor Rights Agreement

In connection with our IPO, we entered into an Investor Rights Agreement pursuant to which certain of our stockholders have the right to nominate directors for election to our Board for so long as such stockholder beneficially owns a specified percentage of our outstanding capital stock. Pursuant to the terms of the Investor Rights Agreement, (i) Verlinvest is entitled to nominate (a) three directors for election to our Board for so long as it holds, directly or indirectly, in the aggregate at least 30% or more of our outstanding common stock, (b) two directors for election to our Board for so long as it holds, directly or indirectly, less than 30% but at least 20% of our outstanding common stock, and (c) one director for election to our Board for so long as it holds, directly or indirectly, less than 20% but at least 10% of our outstanding common stock; (ii) Michael Kirban, our co-founder, Co-Chief Executive Officer and Chairman, is entitled to nominate (a) two directors for election to our Board for so long as he holds, directly or indirectly, together with his affiliates and certain permitted transferees, in the aggregate at least 2.5% or more of our outstanding common stock, and (b) one director for election to our Board until the later of such time as Mr. Kirban (1) ceases to be employed by the Company and (2) together with his affiliates and certain permitted transferees, beneficially owns, directly or indirectly, in the aggregate less than 1% of our outstanding common stock; and (iii) Ira Liran, our co-founder and member of our Board, is entitled to nominate one director for election to our Board from time to time and until the later of such time as Mr. Liran (a) ceases to be employed by the Company and (b) together with his affiliates and certain of his permitted transferees, beneficially owns, directly or indirectly, in the aggregate less than 1% of our outstanding common stock.

Furthermore, each of Verlinvest, Michael Kirban and Ira Liran shall have the sole right to request that one or more of their respective designated directors, as applicable, tender their resignations as directors of the Board, in each case, with or without cause at any time, by sending a written notice to such director and the Company’s Secretary stating the name of the director or directors whose resignation from the Board is requested (the “Removal Notice”). If the director subject to such Removal Notice does not resign within 30 days from receipt thereof by such director, Verlinvest, Michael Kirban and Ira Liran, as holder of Common Stock, the Company and the Board, to the fullest extent permitted by law and, with respect to the Board, subject to its fiduciary duties to the Company’s stockholders shall thereafter take all necessary action, including voting in accordance with the Investor Rights Agreement to cause the removal of such director from the Board (and such director shall only be removed by the parties to the Investor Rights Agreement in such manner as provided).

Director and Officer Indemnification

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and in certain cases their related venture capital funds or other investment funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 250 Park Avenue South, 7th Floor, New York, New York 10003 in writing not later than December 28, 2023.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than February 8, 2024 and no later than March 9, 2024. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 7, 2024, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the 90th day prior to the 2024 Annual Meeting or, if later, the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Since our Bylaws impose an earlier deadline for such notice than Rule 14a-19(b)(1), the noticing stockholder’s proposal must be received by the Company in compliance with our Bylaws in order to be timely delivered.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

In connection with our solicitation of proxies for our 2024 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

VITA COCO’S ANNUAL REPORT ON FORM 10-K

A copy of Vita Coco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 10, 2023 without charge upon written request addressed to:

The Vita Coco Company, Inc.

Attention: Secretary

250 Park Avenue South, 7th Floor

New York, New York 10003

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at www.investors.thevitacococompany.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Yolanda Goettsch

Yolanda Goettsch, General Counsel and Secretary

New York, New York

April 26, 2023

THE VITA COCO COMPANY, INC. 250 PARK AVENUE SOUTH, 7TH FLOOR NEW YORK, NY 10003

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/COCO2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 7, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10705-P88641 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE VITA COCO COMPANY, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1. Election of Class II Directors	☐	☐	☐
Nominees:
01) Michael Kirban
02) John Leahy
03) Kenneth Sadowsky

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2023.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report and Form 10K are available at www.proxyvote.com.

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V10705-P88641

THE VITA COCO COMPANY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

JUNE 7, 2023 9:00 AM

The undersigned hereby appoints Martin Roper (Chief Executive Officer) and Yolanda Goettsch (General Counsel and Secretary) (each a “Proxy,” and together, the “Proxies”), and each of them, with full power and substitution as Proxies to vote all the shares of common stock that the undersigned will be entitled to vote if present at the Annual Meeting of The Vita Coco Company, Inc. to be held at www.virtualshareholdermeeting.com/COCO2023 on June 7, 2023 at 9:00 a.m., Eastern Time, and at any continuation, postponement or adjournment thereof, as designated on the reverse side of this card. In their discretion, the Proxies are authorized to vote (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (z) on such other business as may properly come before the Annual Meeting or any adjournments, continuations or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side